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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned officers and directors of InSite Vision Incorporated, a Delaware corporation, do hereby constitute and appoint S. Kumar Chandrasekaran and Michael D. Baer as his true and lawful attorneys-in-fact and agent, each with the power and authority to do any and all acts and things and to execute any and all instruments which said attorney and agent determines may be necessary or advisable or required to enable said corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Annual Report on Form 10-K. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Annual Report on Form 10-K, to any and all amendments, and to any and all instruments or documents filed as part of or in conjunction with this Annual Report on Form 10-K or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

         Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


        Name                                           Capacity                             Date
        ----                                           --------                             ----
/s/  S. KUMAR CHANDRASEKARAN                  Chairman of the Board and               February 4, 1998
--------------------------------------------  Chief Executive Officer
     S. Kumar Chandrasekaran, Ph.D.


/s/  MICHAEL D. BAER                          Chief Financial Officer                 February 4, 1998
--------------------------------------------
     Michael D. Baer


/s/  MITCHELL H. FRIEDLAENDER                 Director                                February 4, 1998
--------------------------------------------
     Mitchell H. Friedlaender, M. D.


/s/  GRANT M. INMAN                           Director                                February 4, 1998
--------------------------------------------
     Grant M. Inman


/s/  JOHN E. LUCAS                            Director                                February 4, 1998
--------------------------------------------
     John E. Lucas


/s/  JOHN L. MATTANA                          Director                                February 4, 1998
--------------------------------------------
     John L. Mattana


/s/  ANDERS P. WIKLUND                        Director                                February 4, 1998
--------------------------------------------
     Anders P. Wiklund